Filed Pursuant to Rule 497(a)
File No. 333-166636

BDCA
Business Development Corporation of America
Investing in America's Growth

Business Development Corporation of America is an SEC-registered non-traded fund that invests in both the debt and equity of private companies throughout the United States. Our long-term investment objective is to generate both current income and long-term capital appreciation.

“Our ultimate desire is to provide capital to secure the financial foundations that will position middle market companies for greater success.”
– Peter M. Budko, CEO, BDCA Adviser, LLC

Investment Objectives and Strategy*

•	Create current yield by making loans to established American companies

•	Secure our loan investments with potential liens on borrower assets

•	Target capital appreciation opportunities with targeted equity investments and warrants

•	Maintain a broadly diversified portfolio of investments

•	Create a liquidity event following offering’s termination(1)

Investment Details

Distributions:	Seek to pay monthly distributions covered by investment earnings (2)

Offering Size:	$1.5 billion

Initial Share Price:	$10.00(3)

Minimum Investment:	$1,000 (100 shares)

Suitability:	Gross annual income of $70,000 and net worth of $70,000 or a net worth of at least $250,000.
Suitability requirements may differ in certain states, including: AL, AZ, CA, ID, IA, KS, KY, MA, ME, MI, NC, ND, NE, NJ, OH, OK, OR, TN and TX. Please consult current prospectus.

877-373-2522 | www.BDCofAmerica.com

* There can be no assurance that we will achieve any of our stated objectives. Stated objectives are all qualified in their entirety by the current prospectus.
(1)	If our Board does not decide to pursue a liquidity event, or if we fail to receive stockholder approval for a liquidity event, the Company could operate indefinitely.
(2)
Distributions are not guaranteed. We may not be able to pay or maintain distributions and they are subject to change at any time. Until we generate operating cash flows sufficient to pay distributions, we may pay distributions from the net proceeds of our offering, from our borrowings, or from other sources. Payment of fees to our adviser as well as the payment of operating expenses will reduce cash available for distributions.

(3)
If net asset value increases above $10.00 per share, we will increase the public offering price as necessary to ensure that shares are not sold at a price which, after deduction of selling commissions and dealer manager fees, is below our NAV per share. The price which the investor pays for our shares may not reflect the current net asset value of the Company at the time of his or her subscription. Investors may pay a premium for their shares of common stock if our board of directors does not decrease the offering price in the event of a decline to our net asset value per share.

Realty Capital Securities, LLC (Member FINRA/SIPC), is the dealer manager for Business Development Corporation of America, an affiliate. THIS IS NEITHER AN OFFER TO SELL NOR A SOLICITATION OF AN OFFER TO BUY THE SECURITIES DESCRIBED HEREIN. AN OFFERING IS MADE ONLY BY PROSPECTUS. THIS LITERATURE MUST BE PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS. AS SUCH, A COPY OF THE CURRENT PROSPECTUS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH THIS OFFERING. YOU SHOULD READ THE CURRENT PROSPECTUS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATIONS AND RISKS OF THE OFFERING OF SECURITIES TO WHICH IT RELATES. AN INVESTMENT IN BUSINESS DEVELOPMENT CORPORATION OF AMERICA SHOULD BE MADE ONLY AFTER A CAREFUL REVIEW OF THE PROSPECTUS. No offering is made except by a prospectus filed with the Department of Law of the State of New York. Neither the Attorney-General of the State of New York nor any other state or federal regulator has passed on or endorsed the merits of this offering or these securities or confirmed the adequacy or accuracy of the prospectus. Any representation to the contrary is unlawful. All information contained in this material is qualified in its entirety by the terms of the current prospectus. The achievement of any goals is not guaranteed. Investors are advised to carefully consider the investment objectives, risks and charges and expenses of the Company before investing. For more complete information about investing in Business Development Corporation of America including risks, charges and expenses, refer to our prospectus, copies of which may be obtained from Realty Capital Securities, LLC, Three Copley Place, Suite 3300, Boston, MA 02116, 877-373-2522.

SOME OF THESE RISK FACTORS associated with an investment in BDCA include, without limitation: (1) This is a blind pool offering. We have not identified specific investments that we will make with the proceeds of this offering, and therefore you will not have the opportunity to evaluate our investments prior to purchasing shares of our common stock; (2) We are a new company and have no operating history and are subject to the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective; (3) Current market conditions have adversely affected the capital markets and have reduced the availability of debt and equity capital for the market as a whole and financial firms in particular. These conditions may make it more difficult for us to achieve our investment objective; (4) The amount of any distributions we pay is uncertain. Our distributions to our stockholders may exceed our earnings, particularly during the period before we have substantially invested the net proceeds from this offering. Therefore, portions of the distributions that we pay may represent a return of capital to you; (5) A significant portion of our portfolio will be recorded at fair value as determined in good faith by our board of directors and, as a result, there will be uncertainty as to the value of our portfolio investments; (6) Our board of directors may change our operating policies and strategies without prior notice or stockholder approval, the effects of which may be adverse; (7) Our Adviser and its respective affiliates face conflicts of interest as a result of compensation arrangements, time constraints and competition for investments, which they will attempt to resolve in a fair and equitable manner but which may result in actions that are not in your best interests; (8) The potential for our Adviser to earn incentive fees under the Investment Advisory Agreement may create an incentive for the Adviser to enter into investments that are riskier or more speculative than would otherwise be the case, and our Adviser may have an incentive to increase portfolio leverage in order to earn higher management fees; (9) We may borrow funds to make investments. As a result, we would be exposed to the risks of borrowing, also known as leverage, which may be considered a speculative investment technique. Leverage increases the volatility of investments by magnifying the potential for gain and loss on amounts invested, therefore increasing the risks associated with investing in our securities. Moreover, any assets we may acquire with leverage will be subject to management fees payable to our Adviser; (10) We intend to invest primarily in senior secured term loans, second lien loans and mezzanine debt and selected equity investments issued by private companies. For our senior secured and second lien loans, the collateral securing these investments may decrease in value or lose its entire value over time or may fluctuate based on the performance of the portfolio company which may lead to a loss in principal. Mezzanine debt investments are typically unsecured, and investing in mezzanine debt may involve a heightened level of risk, including a loss of principal or the loss of the entire investment; (11) Because there is no public trading market for shares of our common stock and we are not obligated to effectuate a liquidity event by a specified date, it will be difficult for you to sell your shares; (12) Our investments, especially until we raise significant capital from this offering, may be concentrated in over-the-counter debt securities of a limited number of issuers which will likely carry lower yields than those we will seek in future customized financings, which could result in a lower distribution than we have estimated and magnify the effect of any losses suffered by a few of these investments; (13) We will be subject to financial market risks, including changes in interest rates which may have a substantial negative impact on our investments; (14) As a result of the annual distribution requirement to qualify as a RIC, we will likely need to continually raise cash or make borrowings to fund new investments. At times, these sources of funding may not be available to us on acceptable terms, if at all; (15) We intend to qualify as a RIC but may fail to do so. Such failure would subject us to U.S. federal income tax on all of our income, which would have a material adverse effect on our financial performance; (16) We established the offering price for our shares of common stock on an arbitrary basis, and the offering price may not accurately reflect the value of our assets; (17) The purchase price for our shares will be determined at each closing date. As a result, your purchase price may be higher than the prior closing price per share, and therefore you may receive a smaller number of shares than if you had subscribed at the prior closing price; (18) This is a “best efforts” offering and if we are unable to raise substantial funds then we will be more limited in the number and type of investments we may make; (19) One of our potential exit strategies is to list our shares for trading on a national exchange, and shares of publicly traded closed-end investment companies frequently trade at a discount to their net asset value. In such case, we would not be able to predict whether our common stock would trade above, at or below net asset value. This risk is separate and distinct from the risk that our net asset value per share may decline; (20) The management of multiple REITs by our executive officers of our Adviser may significantly reduce the amount of time spent on activities related to us and cause other conflicts of interest, which may cause operating results to suffer; (21) We will compete for investors with other programs of our sponsor.

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